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                          MEDICAL GRAPHICS CORPORATION

                            STATEMENTS OF OPERATIONS

                                   UNAUDITED

                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


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                                                THREE MONTHS ENDED                 TWELVE MONTHS ENDED
                                                    DECEMBER 31,          %            DECEMBER 31,            %
                                              ----------------------              ----------------------
                                                  1997        1996      CHANGE      1997         1996       CHANGE
                                              ----------  ----------  ----------  ----------  ----------  ----------
REVENUES
Equipment revenue                              $  4,034    $  2,760        46.2    $ 14,492    $ 15,422        (6.0)
Service and supply revenue                        1,138       1,116         2.0       4,681       4,867        (3.8)
                                              ----------  ----------  ----------  ----------  ----------  ----------
   Total Revenues                                 5,172       3,876        33.4      19,173      20,289        (5.5)

COST OF GOODS SOLD
Cost of equipment sales                           2,622       3,793       (30.9)      9,635      11,352       (15.1)
Cost of service and supply                          564         931       (39.4)      2,509       3,288       (23.7)
                                              ----------  ----------  ----------  ----------  ----------  ----------
   Cost of goods sold                             3,186       4,724       (32.6)     12,144      14,640       (17.0)

   Gross margin                                   1,986        (848)     (334.2)      7,029       5,649        24.4
                                              ----------  ----------  ----------  ----------  ----------  ----------

   Gross margin percent                           38.4%      (21.9%)                  36.7%       27.8%

Expenses:
   Selling and marketing                          1,701       2,685       (36.6)      6,282       8,186       (23.3)
   General and administrative                       344       1,981       (82.6)      1,802       4,369       (58.8)
   Research and development                         280       1,047       (73.3)      1,867       2,762       (32.4)
   Provision for closing German office                0         700      (100.0)          0         700      (100.0)
   Restructuring                                    154           0         n/m       1,711           0         n/m
                                              ----------  ----------  ----------  ----------  ----------  ----------
                                                  2,479       6,413       (61.3)     11,662      16,017       (27.2)

                                              ----------  ----------  ----------  ----------  ----------  ----------
Operating loss                                     (493)     (7,261)      (93.2)     (4,633)    (10,368)      (55.3)

Nonoperating income (expense)
   Sensormedics settlement income                     0           0                       0       1,438      (100.0)
   Interest expense                                 (91)        (76)       19.7        (329)       (189)       74.1

                                              ----------  ----------  ----------  ----------  ----------  ----------
Loss before income taxes                           (584)     (7,337)      (92.0)     (4,962)     (9,119)      (45.6)

   Income tax benefit (expense)                       0         (12)     (100.0)          0          48      (100.0)

                                              ----------  ----------  ----------  ----------  ----------  ----------
Net loss                                       $   (584)   $ (7,349)      (92.1)   $ (4,962)   $ (9,071)      (45.3)
                                              ----------  ----------  ----------  ----------  ----------  ----------
                                              ----------  ----------  ----------  ----------  ----------  ----------


Net loss per share of common stock             $  (0.18)   $  (2.87)      (93.7)   $  (1.67)   $  (3.56)      (53.1)
                                              ----------  ----------              ----------  ----------
                                              ----------  ----------              ----------  ----------


Weighted average common shares outstanding        3,244       2,559                   2,966       2,545
                                              ----------  ----------              ----------  ----------
                                              ----------  ----------              ----------  ----------

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